UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2016

FINTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36846	46-5380892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

712 Fifth Avenue, 8th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 735-1498

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On March 7, 2016, FinTech Acquisition Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FinTech Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and FTS Holding Corporation (“FTS”), which provides for the acquisition of FTS by the Company pursuant to the proposed merger of FTS with and into Merger Sub (the “Merger”).

The Merger Agreement

Merger

As a result of the Merger, (i) each outstanding share of FTS Series A Preferred Stock (“FTS Series A Stock”) and each outstanding share of FTS common stock (“FTS Common Stock”) will convert into the right to receive a combination of cash and shares of the Company’s common stock (“Company Common Stock”), and (ii) a portion of outstanding options to purchase shares of FTS Common Stock (“FTS Options”) will be cancelled in exchange for the right to receive a cash payment, and the remaining outstanding FTS Options shall be converted into options to receive Company Common Stock, in each case as calculated pursuant to the terms of the Merger Agreement.

Consideration

Pursuant to the Merger Agreement, the aggregate consideration to be paid to FTS equity holders will consist of an amount in cash equal to $180,000,000 plus the amount of Excess Cash (as defined in the Merger Agreement) and $170,000,000 in shares of Company Common Stock, subject to adjustment in accordance with the terms of the Merger Agreement.

Representations, Warranties and Covenants

Each of FTS, the Company and Merger Sub have made representations, warranties and covenants in the Merger Agreement that are customary for transactions of this nature. The representations and warranties of the Company, Merger Sub and FTS will not survive the closing of the Merger.

Conditions to Consummation of the Merger

Consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions of the respective parties, including, among others, that (i) the Merger be approved by the Company’s stockholders and FTS’s stockholders; (ii) there has been no material adverse effect with respect to FTS since the date of the Merger Agreement; (iii) the organizational documents of the Company will be amended and restated as described in the Merger Agreement principally to change the name of the Company, increase the authorized number of shares of Company Common Stock and declassify the Company’s board of directors; and (iv) the Company and Merger Sub will have received the proceeds of the Debt Financing and Equity Financing (each as defined in the Merger Agreement).

Additional Agreements to be Executed at Closing

The Merger Agreement provides that, upon consummation of the Merger, the Company will enter into a registration rights agreement, shareholders agreement, a letter agreement and employment agreements.

Registration Rights Agreement

The Company will enter into a registration rights agreement with certain of the FTS stockholders with respect to the shares of Company Common Stock that will be issued to such FTS stockholders as partial consideration under the Merger Agreement (the “Registration Rights Agreement”). The registration rights granted to the FTS stockholders will provide for a secondary follow-on offering, a shelf registration and include demand rights and piggyback rights, subject to certain underwriter cutbacks and issuer blackout periods. The Company will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

2

This description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached hereto as Annex D to the Merger Agreement and is incorporated herein by reference.

Shareholders Agreement

The Company will enter into a shareholders agreement with certain of the FTS stockholders and existing Company stockholders (the “Shareholders Agreement”), pursuant to which such stockholders will receive certain director nominee designation rights and will agree to vote for the director nominees designated under the agreement. The stockholders will cease to have any continuing director designation rights under the Shareholders Agreement if their respective ownership of Company Common Stock is at any time less than 5% of the total outstanding Company Common Stock.

This description of the Shareholders Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholders Agreement, the form of which is attached hereto as Annex E to the Merger Agreement and is incorporated herein by reference.

Letter Agreement

The Company will enter into a letter agreement with certain of the FTS stockholders and existing Company stockholders (the “Letter Agreement”), pursuant to which (i) the stockholders party thereto will agree not to sell, transfer or otherwise dispose of any of their Company Common Stock for a period of 180 days following the consummation of the Merger, subject to certain significant exceptions, and (ii) certain existing Company stockholders will agree to waive certain registration rights under their existing registration rights agreement with the Company dated February 12, 2015.

This description of the Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Letter Agreement, the form of which is attached hereto as Annex C to the Merger Agreement and is incorporated herein by reference.

Employment Agreements

The Merger Agreement provides that upon consummation of the Merger, the Company will enter into employment agreements with certain members of FTS’ management who will serve as officers of the Company following closing of the Merger.

Termination

The Merger Agreement may be terminated at any time prior to the consummation of the Merger (whether before or after the required Company and FTS stockholder votes have been obtained) by mutual written consent of the Company and FTS and in certain other limited circumstances, including if the Merger has not been consummated by July 31, 2016.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

3

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by the Company in making presentations to certain existing and potential stockholders of the Company with respect to the Merger.  The investor presentation attached as Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is a copy of the joint press release issued on March 7, 2016 by the Company and FTS announcing the execution of the Merger Agreement.

Additional Information About the Transaction and Where to Find It

The Company intends to file with the SEC a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus of the Company, in connection with the Merger and will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Merger because the proxy statement/prospectus will contain important information about the Company, FTS and the Merger. The definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Merger. Stockholders will also be able to obtain copies of the Registration Statement on Form S-4 and the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: FinTech Acquisition Corp., 712 Fifth Ave., 8th Floor, New York, New York 10019, Attn: James J. McEntee, III.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders with respect to the approval of the Merger. Information regarding the Company’s directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended October 31, 2015, which was filed with the SEC, and will also be contained in the Registration Statement on Form S-4 and the definitive proxy statement/prospectus for the Merger when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to the Company as described above under “Additional Information About the Transaction and Where to Find It.”

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements concerning the timing of the Merger; the business plans, objectives, expectations and intentions of the public company once the transaction is complete, and FTS’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on the Company’s or FTS’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

4

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or FTS’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (3) the ability of the public entity to meet NASDAQ’s listing standards following the Merger; (4) the risk that the proposed transaction disrupts current plans and operations of FTS a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and customers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; and (8) the possibility FTS may be adversely affected by other economic, business, and/or competitive factors. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent annual report on Form 10-K, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and will also be provided in the Registration Statement on Form S-4 and the Company’s proxy statement/prospectus when available. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and FTS undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated March 7, 2016, by and among FinTech Acquisition Corp., FinTech Merger Sub, Inc. and FTS Holding Corporation.*

99.1	Investor Presentation

99.2	Press Release

*Schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH ACQUISITION CORP.

Dated: March 7, 2016	By:	/s/ James J. McEntee, III
	Name:	James J. McEntee, III
	Title:	Chief Financial Officer and
Chief Operating Officer

6

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated March 7, 2016, by and among FinTech Acquisition Corp., FinTech Merger Sub, Inc. and FTS Holding Corporation.*

99.1	Investor Presentation

99.2	Press Release

*Schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

7